Exhibit 99.2

FREDDIE MAC FIRST QUARTER 2010 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

Table	GAAP Financial Statements	Page

	Consolidated Statements of Operations	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Equity (Deficit)	4

	GAAP Financial Results

1A	Net Interest Yield Analysis	5
1B	Net Interest Income	6
2	Non-Interest Income (Loss)	7
3	Derivatives Not in Hedge Accounting Relationships	8
4	Non-Interest Expense	9
5	Credit Quality Indicators	10
6	Single-Family Non-Credit-Enhanced Delinquency and Foreclosure Activity by Region	11
7	Real Estate Owned (REO) Activity	12

	Segment Earnings Results

8A	Segment Earnings — Consolidated	13
8B	Segment Earnings — Investments Segment	14
8C	Segment Earnings — Single-Family Guarantee Segment	15
8D	Segment Earnings — Multifamily Segment	16
9A	Segment Earnings — Reconciliation to GAAP Results 1Q 2009	17
9B	Segment Earnings — Reconciliation to GAAP Results 2Q 2009	18
9C	Segment Earnings — Reconciliation to GAAP Results 3Q 2009	19
9D	Segment Earnings — Reconciliation to GAAP Results 4Q 2009	20
9E	Segment Earnings — Reconciliation to GAAP Results 1Q 2010	21

FREDDIE MAC
CONSOLIDATED STATEMENTS OF OPERATIONS(1)
(unaudited)

		Three Months Ended March 31,
Line:		2010	2009
		(dollars in millions,
		except share-related amounts)
	Interest income
	Mortgage loans:
1	Held by consolidated trusts	$22,732	$—
2	Unsecuritized	1,961	1,580

3	Total mortgage loans	24,693	1,580
4	Investments in securities	3,899	8,971
5	Other	33	94

6	Total interest income	28,625	10,645

	Interest expense
7	Debt securities of consolidated trusts	(19,643)	—
8	Other debt	(4,599)	(6,486)

9	Total interest expense	(24,242)	(6,486)
10	Expense related to derivatives	(258)	(300)

11	Net interest income	4,125	3,859
12	Provision for credit losses	(5,396)	(8,915)

13	Net interest income after provision for credit losses	(1,271)	(5,056)

	Non-interest income (loss)
14	Gains (losses) on extinguishment of debt securities of consolidated trusts	(98)	—
15	Gains (losses) on retirement of other debt	(38)	(104)
16	Gains (losses) on debt recorded at fair value	347	467
17	Derivative gains (losses)	(4,685)	181
	Impairment of available-for-sale securities:
18	Total other-than-temporary impairment of available-for-sale securities	(417)	(7,130)
19	Portion of other-than-temporary impairment recognized in AOCI	(93)	—

20	Net impairment of available-for-sale securities recognized in earnings	(510)	(7,130)
21	Other Gains (losses) on investment securities recognized in earnings	(416)	2,182
22	Other income	546	1,316

23	Non-interest income (loss)	(4,854)	(3,088)

	Non-interest expense
24	Salaries and employee benefits	(234)	(207)
25	Professional services	(71)	(60)
26	Occupancy expense	(16)	(18)
27	Other administrative expenses	(74)	(87)

28	Total administrative expenses	(395)	(372)
29	Real estate owned operations expense	(159)	(306)
30	Other expenses	(113)	(2,090)

31	Non-interest expense	(667)	(2,768)

32	Loss before income tax benefit	(6,792)	(10,912)
33	Income tax benefit	103	937

34	Net loss	$(6,689)	$(9,975)
35	Less: Net (income) loss attributable to noncontrolling interest	1	—

36	Net loss attributable to Freddie Mac	$(6,688)	$(9,975)

37	Preferred stock dividends	(1,292)	(378)

38	Net loss attributable to common stockholders	$(7,980)	$(10,353)

	Loss per common share:
39	Basic	$(2.45)	$(3.18)
40	Diluted	$(2.45)	$(3.18)
	Weighted average common shares outstanding (in thousands):
41	Basic	3,251,295	3,255,718
42	Diluted	3,251,295	3,255,718
43	Dividends per common share	$—	$—

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial statements. Consequently, our financial results for the first quarter of 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” to our consolidated financial statements within our Form 10-Q dated May 5, 2010 for further information.

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS(1)
(unaudited)

		March 31,	December 31,
Line:		2010	2009
		(dollars in millions,
		except share-related amounts)
	Assets
1	Cash and cash equivalents (includes $2 at March 31, 2010 related to our consolidated VIEs)	$55,445	$64,683
2	Restricted cash and cash equivalents (includes $9,386 at March 31, 2010 related to our consolidated VIEs)	9,788	527
3	Federal funds sold and securities purchased under agreements to resell (includes $8,750 at March 31, 2010 related to our consolidated VIEs)	25,491	7,000
	Investments in securities:
4	Available-for-sale, at fair value (includes $598 and $10,879, respectively, pledged as collateral that may be repledged)	252,353	384,684
5	Trading, at fair value	75,955	222,250

6	Total investments in securities	328,308	606,934

	Mortgage loans:
	Held-for-investment, at amortized cost:
7	By consolidated trusts (net of allowances for loan losses of $21,758 at March 31, 2010)	1,745,765	—
8	Unsecuritized (net of allowances for loan losses of $14,872 and $1,441, respectively)	160,613	111,565

9	Total held-for-investment mortgage loans, net	1,906,378	111,565
10	Held-for-sale, at lower-of-cost-or-fair-value (includes $2,206 and $2,799 at fair value, respectively)	2,206	16,305

11	Total mortgage loans, net	1,908,584	127,870
12	Accrued interest receivable (includes $7,565 at March 31, 2010 related to our consolidated VIEs)	9,468	3,376
13	Derivative assets, net	57	215
14	Real estate owned, net (includes $134 at March 31, 2010 related to our consolidated VIEs)	5,468	4,692
15	Deferred tax assets, net	10,044	11,101
16	Other assets (includes $3,080 at March 31, 2010 related to our consolidated VIEs)	7,557	15,386

17	Total assets	$2,360,210	$841,784

	Liabilities and equity (deficit)

	Liabilities
18	Accrued interest payable (includes $6,917 at March 31, 2010 related to our consolidated VIEs)	$10,764	$5,047

	Debt, net:
19	Debt securities of consolidated trusts held by third parties	1,545,227	—
20	Other debt (includes $8,496 and $8,918 at fair value, respectively)	806,621	780,604

21	Total debt, net	2,351,848	780,604
22	Derivative liabilities, net	888	589
23	Other liabilities (includes $3,879 at March 31, 2010 related to our consolidated VIEs)	7,235	51,172

24	Total liabilities	2,370,735	837,412

25	Commitments and contingencies

	Equity (deficit)

	Freddie Mac stockholders’ equity (deficit)
26	Senior preferred stock, at redemption value	51,700	51,700
27	Preferred stock, at redemption value	14,109	14,109
28	Common stock, $0.00 par value, 4,000,000,000 shares authorized, 725,863,886 shares issued and 649,105,601 shares and 648,369,668 shares outstanding, respectively	—	—
29	Additional paid-in capital	—	57
30	Retained earnings (accumulated deficit)	(50,933)	(33,921)
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
31	Available-for-sale securities (includes $14,719 and $15,947, respectively, net of taxes, of other-than-temporary impairments)	(18,653)	(20,616)
32	Cash flow hedge relationships	(2,740)	(2,905)
33	Defined benefit plans	(137)	(127)

34	Total AOCI, net of taxes	(21,530)	(23,648)
35	Treasury stock, at cost, 76,758,285 shares and 77,494,218 shares, respectively	(3,960)	(4,019)

36	Total Freddie Mac stockholders’ equity (deficit)	(10,614)	4,278
37	Noncontrolling interest	89	94

38	Total equity (deficit)	(10,525)	4,372

39	Total liabilities and equity (deficit)	$2,360,210	$841,784

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial statements. Consequently, our financial results for the first quarter of 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” to our consolidated financial statements within our Form 10-Q dated May 5, 2010 for further information.

FREDDIE MAC
CONSOLIDATED STATEMENTS OF EQUITY (DEFICIT)
(unaudited)

		Three Months Ended March 31,
		2010		2009
Line:		Shares	Amount	Shares	Amount
		(in millions)
	Senior preferred stock, at redemption value
1	Balance, beginning of year	1	$51,700	1	$14,800
2	Increase in liquidation preference	—	—	—	30,800

3	Senior preferred stock, end of period	1	51,700	1	45,600

	Preferred stock, at redemption value
4	Balance, beginning of year	464	14,109	464	14,109

5	Preferred stock, end of period	464	14,109	464	14,109

	Common stock, at par value
6	Balance, beginning of year	726	—	726	—

7	Common stock, end of period	726	—	726	—

	Additional paid-in capital
8	Balance, beginning of year		57		19
9	Stock-based compensation		9		17
10	Income tax benefit from stock-based compensation		1		(22)
11	Common stock issuances		(62)		(77)
12	Noncontrolling interest purchase		(23)		—
13	Transfer from retained earnings (accumulated deficit)		18		63

14	Additional paid-in capital, end of period		—		—

	Retained earnings (accumulated deficit)
15	Balance, beginning of year		(33,921)		(23,191)
16	Cumulative effect of change in accounting principle		(9,011)		—

17	Balance, beginning of year, as adjusted		(42,932)		(23,191)
18	Net loss attributable to Freddie Mac		(6,688)		(9,975)
19	Senior preferred stock dividends declared		(1,292)		(370)
20	Dividend equivalent payments on expired stock options		(3)		(2)
21	Transfer to additional paid-in capital		(18)		(63)

22	Retained earnings (accumulated deficit), end of period		(50,933)		(33,601)

	AOCI, net of taxes
23	Balance, beginning of year		(23,648)		(32,357)
24	Cumulative effect of change in accounting principle		(2,690)		—

25	Balance, beginning of year, as adjusted		(26,338)		(32,357)
26	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		4,646		3,844
27	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		172		208
28	Changes in defined benefit plans		(10)		2

29	AOCI, net of taxes, end of period		(21,530)		(28,303)

	Treasury stock, at cost
30	Balance, beginning of year	77	(4,019)	79	(4,111)
31	Common stock issuances	—	59	(1)	78

32	Treasury stock, end of period	77	(3,960)	78	(4,033)

	Noncontrolling interest
33	Balance, beginning of year		94		97
34	Cumulative effect of change in accounting principle		(2)		—

35	Balance, beginning of year, as adjusted		92		97
36	Net income (loss) attributable to noncontrolling interest		(1)		—
37	Dividends and other		(2)		(1)

38	Noncontrolling interest, end of period		89		96

39	Total equity (deficit)		$(10,525)		$(6,132)

	Comprehensive income (loss)
40	Net loss		$(6,689)		$(9,975)
41	Changes in other comprehensive income (loss), net of taxes, net of reclassification adjustments		4,808		4,054

42	Comprehensive income (loss)		(1,881)		(5,921)
43	Less: Comprehensive (income) loss attributable to noncontrolling interest		1		—

44	Total comprehensive income (loss) attributable to Freddie Mac		$(1,880)		$(5,921)

FREDDIE MAC
NET INTEREST YIELD ANALYSIS(1)
TABLE 1A
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Net Interest Income:

1	Net interest income	$3,859	$4,255	$4,462	$4,497	$4,125

	Average Balances:

	Cash and cash equivalents:
2	Cash and cash equivalents, excluding consolidated trusts	$49,932	$57,401	$48,403	$45,023	$50,468
3	Cash and cash equivalents, held by consolidated trusts	—	—	—	—	9,751

4	Total cash and cash equivalents	49,932	57,401	48,403	45,023	60,219
	Federal funds sold and securities purchased under agreements to resell:
5	Federal funds sold and securities purchased under agreements to resell, excluding consolidated trusts	33,605	29,542	29,256	21,695	42,792
6	Federal funds sold and securities purchased under agreements to resell, held by consolidated trusts	—	—	—	—	8,853

7	Total federal funds sold and securities purchased under agreements to resell	33,605	29,542	29,256	21,695	51,645

	Mortgage-related securities:
8	Mortgage-related securities(2)(3)	698,464	702,693	663,744	635,768	593,512
9	Extinguishment of PCs held by Freddie Mac	—	—	—	—	(245,022)

10	Total mortgage-related securities, net	698,464	702,693	663,744	635,768	348,490
11	Non-mortgage-related securities(2)	11,197	16,594	19,282	18,809	20,189
12	Mortgage loans held by consolidated trusts(4)	—	—	—	—	1,786,834
13	Unsecuritized mortgage loans(4)	118,555	127,863	129,721	133,578	160,688

14	Total interest-earning assets	911,753	934,093	890,406	854,873	2,428,065

	Debt securities of consolidated trusts:
15	Debt securities of consolidated trusts including PCs held by Freddie Mac	—	—	—	—	1,801,525
16	Extinguishment of PCs held by Freddie Mac	—	—	—	—	(245,022)

17	Total debt securities of consolidated trusts held by third parties	—	—	—	—	1,556,503

	Other debt:
18	Short-term debt	362,566	293,475	256,324	236,672	242,938
19	Long-term debt	521,151	582,998	570,863	553,723	556,907

20	Total other debt	883,717	876,473	827,187	790,395	799,845

21	Total interest-bearing liabilities	883,717	876,473	827,187	790,395	2,356,348
22	Net non-interest bearing funding	28,036	57,620	63,219	64,478	71,717

23	Total funding of interest-earning assets	$911,753	$934,093	$890,406	$854,873	$2,428,065

	Yield/Cost:

	Cash and cash equivalents:
24	Cash and cash equivalents excluding consolidated trusts	0.61%	0.42%	0.28%	0.18%	0.13%
25	Cash and cash equivalents, held by consolidated trusts	—	—	—	—	0.05
26	Total cash and cash equivalents	0.61	0.42	0.28	0.18	0.12

	Federal funds sold and securities purchased under agreements to resell:
27	Federal funds sold and securities purchased under agreements to resell, excluding consolidated trusts	0.22	0.17	0.15	0.11	0.12
28	Federal funds sold and securities purchased under agreements to resell, held by consolidated trusts	—	—	—	—	0.11
29	Total federal funds sold and securities purchased under agreements to resell	0.22	0.17	0.15	0.11	0.12

	Mortgage-related securities:
30	Mortgage-related securities	5.02	4.69	4.78	4.80	4.91
31	Extinguishment of PCs held by Freddie Mac	—	—	—	—	(5.62)
32	Total mortgage-related securities, net	5.02	4.69	4.78	4.80	4.41
33	Non-mortgage-related securities	7.53	6.96	2.99	1.79	1.21
34	Mortgage loans held by consolidated trusts	—	—	—	—	5.09
35	Unsecuritized mortgage loans	5.33	5.38	5.37	5.31	4.88
36	Yield on total interest-earning assets	4.67	4.42	4.43	4.45	4.72

	Debt securities of consolidated trusts:
37	Debt securities of consolidated trusts including PCs held by Freddie Mac	—	—	—	—	(5.13)
38	Extinguishment of PCs held by Freddie Mac	—	—	—	—	5.62
39	Total debt securities of consolidated trusts, net	—	—	—	—	(5.05)

	Other debt:
40	Short-term debt	(1.24)	(0.77)	(0.51)	(0.34)	(0.23)
41	Long-term debt	(4.12)	(3.57)	(3.35)	(3.28)	(3.20)
42	Total other debt	(2.94)	(2.63)	(2.48)	(2.40)	(2.30)
43	Cost of interest-bearing liabilities	(2.94)	(2.63)	(2.48)	(2.40)	(4.12)
44	Income (expense) related to derivatives	(0.13)	(0.13)	(0.13)	(0.13)	(0.04)
45	Impact of net non-interest bearing funding	0.09	0.17	0.19	0.19	0.12
46	Total funding of interest-earning assets	(2.98)	(2.59)	(2.42)	(2.34)	(4.04)
47	Net interest yield	1.69	1.83	2.01	2.11	0.68

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for the first quarter of 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” to our consolidated financial statements within our Form 10-Q dated May 5, 2010 for further information.
(2)	For securities, we calculate average balances based on their unpaid principal balance plus their associated deferred fees and costs (e.g., premiums and discounts), but exclude the effects of mark-to-fair-value changes.
(3)	When we purchase multi-class resecuritization securities, we record them as investments in mortgage-related debt securities. Interest income from the debt securities is recognized as well as the interest income from underlying consolidated PC trusts. Additionally, the interest expense from the unsecured debt issued to purchase the security is recognized along with the interest expense of the underlying consolidated PC trusts.
(4)	Non-performing loans, where interest income is recognized when collected, are included in average balances.

FREDDIE MAC
NET INTEREST INCOME(1)
TABLE 1B
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Net Interest Income:
1	Contractual amounts of net interest income	$4,135	$4,943	$5,082	$5,097	$5,600
2	Less: Contractual amounts of interest income related to non-accrual loans(2)	(89)	(69)	(92)	(100)	(1,143)
	Amortization income (expense), net:(3)
3	Accretion of impairments on available-for-sale securities(4)	715	254	122	89	76
	Asset-related amortization expense, net:
4	Mortgage loans held by consolidated trusts	—	—	—	—	(9)
5	Unsecured mortgage loans	31	56	67	79	75
6	Mortgage-related securities	(418)	(456)	(258)	(213)	(31)
7	Other assets	2	8	10	10	11

8	Asset-related amortization expense, net	(385)	(392)	(181)	(124)	46
	Debt-related amortization expense net:
9	Debt securities of consolidated trust	—	—	—	—	13
10	Other long-term debt securities	(217)	(199)	(191)	(202)	(209)

11	Debt-related amortization expense, net	(217)	(199)	(191)	(202)	(196)

12	Total amortization income (expense), net	113	(337)	(250)	(237)	(74)
13	Expense related to derivatives(5)	(300)	(282)	(278)	(263)	(258)

14	Net interest income	3,859	4,255	4,462	4,497	4,125
15	Provision for credit losses	(8,915)	(5,665)	(7,973)	(6,977)	(5,396)

16	Net interest income after provision for credit losses	$(5,056)	$(1,410)	$(3,511)	$(2,480)	$(1,271)

(1)	Our prospective adoption of the changes in accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for the first quarter of 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” to our consolidated financial statements within our Form 10-Q dated May 5, 2010 for further information.
(2)	Includes the reversal of interest income accrued, net of interest received on a cash basis related to mortgage loans that are on non-accrual status.
(3)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(4)	The portion of the impairment charges recognized in earnings expected to be recovered is recognized as net interest income. Upon our adoption of an amendment to the accounting standards for investments in debt and equity securities on April 1, 2009, previously recognized non-credit-related other-than-temporary impairments are no longer accreted into net interest income.
(5)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt and mortgage purchase transactions affect earnings.

FREDDIE MAC
NON-INTEREST INCOME (LOSS)(1)
TABLE 2
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Non-Interest Income (Loss):
1	Gains (losses) on extinguishment of debt securities of consolidated trusts	$—	$—	$—	$—	$(98)
2	Gains (losses) on retirement of other debt	(104)	(156)	(215)	(93)	(38)
	Gains (losses) on debt recorded at fair value:
3	Translation gains (losses)	580	(655)	(240)	106	321
4	Market value adjustments	(113)	(142)	2	58	26

5	Total gains (losses) on debt recorded at fair value	467	(797)	(238)	164	347

	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses):
6	Foreign-currency swaps gains (losses)	(573)	583	238	(110)	(331)
7	Receive-fixed swaps — foreign-currency denominated gains (losses)	187	(63)	(2)	(58)	(8)
8	U.S. dollar denominated derivative gains (losses):	1,302	2,688	(2,880)	731	(2,997)
9	Accrual of periodic settlements	(735)	(847)	(1,131)	(1,230)	(1,349)

10	Total derivative gains (losses)	181	2,361	(3,775)	(667)	(4,685)

11	Total other-than-temporary impairment of available-for-sale securities	(7,130)	(10,473)	(4,199)	(1,323)	(417)
12	Portion of other-than-temporary impairment recognized in AOCI	—	8,260	3,012	656	(93)

13	Net impairment of available-for-sale securities recognized in earnings	(7,130)	(2,213)	(1,187)	(667)	(510)

	Other gains (losses) on investment securities recognized in earnings:
14	Gains (losses) on trading securities	2,131	622	2,211	(82)	(417)
15	Gains (losses) on sale of available-for-sale securities	51	205	473	354	1

16	Total other gains (losses) on investment securities recognized in earnings	2,182	827	2,684	272	(416)

	Other income (loss)
17	Management and guarantee income	780	710	800	743	35
18	Gains (losses) on guarantee asset	(156)	1,817	580	1,058	(12)
19	Income on guarantee obligation	910	961	814	794	36
20	Gains (losses) on sale of mortgage loans	151	143	282	169	95
21	Lower-of-cost-or-fair-value adjustments on held-for-sale mortgage loans	(129)	(102)	(360)	(88)	—
22	Gains (losses) on mortgage loans elected at fair value	(18)	(71)	(1)	(100)	21
23	Recoveries on loans impaired upon purchase	50	70	109	150	169
24	Low-income housing tax credit partnerships	(106)	(167)	(479)	(3,403)	—
25	Trust management income (expense)	(207)	(238)	(155)	(161)	—
26	All other	41	70	59	52	202

27	Total other income (loss)	1,316	3,193	1,649	(786)	546

28	Total non-interest income (loss)	$(3,088)	$3,215	$(1,082)	$(1,777)	$(4,854)

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for the first quarter of 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” to our consolidated financial statements within our Form 10-Q dated May 5, 2010 for further information.

FREDDIE MAC
DERIVATIVES NOT IN HEDGE ACCOUNTING RELATIONSHIPS
TABLE 3
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Derivative Gains (Losses):
	Interest-rate swaps:
	Receive-fixed swaps
1	Foreign-currency denominated	$187	$(63)	$(2)	$(58)	$(8)
2	U.S. dollar denominated	(1,803)	(10,187)	4,539	(5,886)	2,383

3	Total receive-fixed swaps	(1,616)	(10,250)	4,537	(5,944)	2,375
4	Pay-fixed swaps	6,705	18,524	(8,223)	10,072	(4,747)
5	Basis (floating to floating)	1	(116)	(59)	(20)	38

6	Total interest-rate swaps	5,090	8,158	(3,745)	4,108	(2,334)
	Option-based:
	Call swaptions
7	Purchased	(3,387)	(5,910)	2,285	(3,554)	500
8	Written	117	94	(59)	96	59
	Put swaptions
9	Purchased	45	1,002	(1,087)	363	(974)
10	Written	13	(370)	107	(71)	(5)
11	Other option-based derivatives(1)	25	(240)	13	(168)	(162)

12	Total option-based	(3,187)	(5,424)	1,259	(3,334)	(582)
13	Futures	28	(252)	(11)	(65)	(54)
14	Foreign-currency swaps(2)	(573)	583	238	(110)	(331)
15	Commitments(3)	(412)	140	(385)	(51)	(35)
16	Credit derivatives	1	(6)	—	1	—
17	Swap guarantee derivatives	(31)	9	—	2	—
18	Other(4)	—	—	—	12	—

19	Subtotal	916	3,208	(2,644)	563	(3,336)
	Accrual of periodic settlements:
20	Receive-fixed interest rate swaps(5)	1,088	1,380	1,684	1,665	1,532
21	Pay-fixed interest rate swaps	(1,942)	(2,269)	(2,847)	(2,906)	(2,884)
22	Foreign-currency swaps	49	22	10	8	7
23	Other	70	20	22	3	(4)

24	Total accrual of periodic settlements	(735)	(847)	(1,131)	(1,230)	(1,349)

25	Total	$181	$2,361	$(3,775)	$(667)	$(4,685)

(1)	Primarily represents purchased interest rate caps and floors, guarantees of stated final maturity of issued Structured Securities, and written options, including written call options on agency mortgage-related securities. For the three months ended March 31, 2009, other option-based derivatives also included purchased put options on agency mortgage-related securities.
(2)	Foreign-currency swaps are defined as swaps in which the net settlement is based on one leg calculated in a foreign-currency and the other leg calculated in U.S. dollars.
(3)	Commitments include: (a) our commitments to purchase and sell investments in securities; and (b) our commitments to purchase and extinguish or issue debt securities of our consolidated trusts.
(4)	Relates to the bankruptcy of Lehman Brothers Holdings, Inc. for the fourth quarter of 2009.
(5)	Includes imputed interest on zero-coupon swaps.

FREDDIE MAC
NON-INTEREST EXPENSE(1)
TABLE 4
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$207	$221	$230	$254	$234
2	Professional services	60	64	91	95	71
3	Occupancy expense	18	15	16	19	16
4	Other administrative expenses	87	83	96	95	74

5	Total administrative expenses	372	383	433	463	395
6	Real estate owned, or REO, operations (income) expense	306	9	(96)	88	159
	Other expenses:
7	Losses on loans purchased	2,012	1,199	531	1,012	17
8	All other	78	97	97	211	96

9	Total other expenses	2,090	1,296	628	1,223	113

10	Total non-interest expense	$2,768	$1,688	$965	$1,774	$667

(1)	Our prospective adoption of the changes in the accounting standards related to transfers of financial assets and consolidation of VIEs significantly impacted the presentation of our financial results. Consequently, our financial results for the first quarter of 2010 are not directly comparable to our financial results for 2009. See “NOTE 2: CHANGE IN ACCOUNTING PRINCIPLES” to our consolidated financial statements within our Form 10-Q dated May 5, 2010 for further information.

FREDDIE MAC
CREDIT QUALITY INDICATORS
TABLE 5
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010

	Credit Enhancements:

1	Credit-enhanced percentage of mortgage loan portfolio purchases	8%	6%	7%	11%	13%
2	Credit-enhanced percentage of mortgage loan portfolio(1) (period end)	17%	17%	16%	16%	16%

	Delinquencies Rates: at period end(2)(3)

	Single-family:
3	Non-credit-enhanced	1.75%	2.15%	2.58%	3.02%	3.18%
4	Credit-enhanced	5.37%	6.33%	7.47%	8.68%	8.87%
5	Total Single-family, including Structured Transactions	2.41%	2.89%	3.43%	3.98%	4.13%
	Multifamily:
6	Non-credit-enhanced	0.07%	0.05%	0.03%	0.07%	0.13%
7	Credit enhanced	0.37%	0.91%	1.02%	1.13%	1.11%
8	Total Multifamily, excluding Structured Transactions	0.10%	0.15%	0.14%	0.19%	0.24%
9	Structured Transactions	0.61%	0.99%	0.59%	0.25%	0.19%
10	Total Multifamily, including Structured Transactions	0.11%	0.16%	0.15%	0.19%	0.24%

	Foreclosure alternatives(3)(4) (number of units):

11	Repayment plans	10,459	7,409	7,728	8,129	8,761
12	Loan modifications	24,623	15,603	9,013	15,805	44,076
13	Forbearance agreements	1,448	1,421	2,979	8,780	8,858
14	Pre-foreclosure sales	3,093	4,821	6,628	8,049	9,619

15	Total foreclosure alternatives	39,623	29,254	26,348	40,763	71,314

	Non-performing assets(3)(5) (at period end):

16	Non-performing mortgage loans	$58,965	$72,171	$86,285	$99,227	$110,644
17	REO assets, net	2,948	3,416	4,234	4,692	5,468

18	Total non-performing assets	$61,913	$75,587	$90,519	$103,919	$116,112

	REO Operations Income (Expense):

19	Single-family	$(306)	$(1)	$98	$(78)	$(156)
20	Multifamily	—	(8)	(2)	(10)	(3)

21	Total	$(306)	$(9)	$96	$(88)	$(159)

	Loan Loss Reserves:(6)

22	Beginning balance	$15,618	$22,802	$25,787	$30,564	$33,857
23	Adjustments to beginning balance(7)	—	—	—	—	(186)
24	Provision for credit losses(8)	8,915	5,665	7,973	6,977	5,396
25	Charge-offs — single-family, net	(972)	(1,840)	(2,155)	(2,326)	(2,634)
26	Charge-offs — multifamily, net	(2)	(2)	(15)	(2)	(18)
27	Transfers, net	(757)	(838)	(1,026)	(1,356)	396

28	Ending balance	$22,802	$25,787	$30,564	$33,857	$36,811

	Total Credit Losses:(9)

29	Total credit losses	$1,320	$1,916	$2,156	$2,509	$2,928
30	Annualized credit losses / average mortgage loan portfolio(10)	27.7 bp	39.8 bp	44.3 bp	51.1 bp	59.5 bp

(1)	Based on the total mortgage portfolio, excluding Freddie Mac Structured Transactions, non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of loans 90 days or more delinquent or in foreclosure while multifamily delinquencies are based on unpaid principal balance of loans 60 days or more delinquent or in foreclosure. Delinquencies exclude loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms. We have revised our presentation of single-family delinquency rates to include Structured Transactions and our multifamily delinquencies are reported at 60 days past due. Prior periods have been revised to conform to the current period presentation.
(3)	Based on loans held by us on our consolidated balance sheet as well as those underlying our PCs, Structured Securities and other mortgage-related financial guarantees. Foreclosure alternative information excludes loans underlying Structured Transactions and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(4)	For more information on our foreclosure alternatives and loss mitigation activities see “Item 7. — CREDIT RISKS — Loss Mitigation Activities” in our Form 10-K dated February 24, 2010.
(5)	Represents completed activities and excludes those modification, repayment and forbearance activities for which the borrower has started the required process, but the actions have not been made permanent, or effective, such as loans in the trial period under HAMP. These categories are not mutually exclusive and a loan in the forbearance agreement category may also be included within another category. Many borrowers complete a forbearance agreement before beginning the trial period of HAMP or before one of the other foreclosure alternatives is pursued or completed. We only report activity for a single loan in one foreclosure alternative category during each quarterly period; however, a single loan may be reported under different foreclosure alternatives in separate periods. Prior periods have been revised to conform with the current period presentation. For more information on our non-performing assets see “Item 7. — CREDIT RISKS — Non-Performing Assets” in our Form 10-K dated February 24, 2010.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Lines 7 and 8) and reserve for guarantee losses, which is now a component of Other liabilities (Line 23). See “NOTE 22: SELECTED FINANCIAL STATEMENT LINE ITEMS” to our consolidated financial statements in our Form 10-Q dated May 5, 2010 for additional information.
(7)	Adjustments relate to the adoption of amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.
(8)	Provision for credit losses includes our provision for losses incurred on our loans held for investment, and our provision for guarantee losses incurred on loans underlying our non-consolidated PCs, Structured Securities and other mortgage-related financial guarantees.
(9)	Equal to REO operations income (expense) (Line 21) plus Charge-offs, net (Lines 25 and 26) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $117 million and $40 million for the first quarters of 2010 and 2009, respectively. Excludes other market-based credit losses recognized on our consolidated statements of operations, including losses on loans purchased and other than temporary impairments on our mortgage-related securities.
(10)	Calculated based on the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
SINGLE-FAMILY NON-CREDIT-ENHANCED DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1)
TABLE 6
(unaudited)

		1Q 2009		2Q 2009		3Q 2009		4Q 2009		1Q 2010
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
Line:		(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)	(in thousands)	Percentage(3)

	Northeast(2)

1	Total number of loans	2,354		2,360		2,394		2,397		2,408

2	Delinquent three or more payments	16	0.69%	20	0.83%	25	1.05%	31	1.30%	34	1.39%
3	Foreclosures approved and in-process	15	0.61%	18	0.78%	22	0.93%	25	1.04%	27	1.13%

4	Total delinquent loans	31	1.30%	38	1.61%	47	1.98%	56	2.34%	61	2.52%

	Southeast(2)

5	Total number of loans	1,984		1,988		2,002		2,001		2,001

6	Delinquent three or more payments	21	1.03%	23	1.18%	28	1.42%	35	1.75%	35	1.73%
7	Foreclosures approved and in-process	29	1.48%	37	1.85%	43	2.16%	49	2.42%	53	2.67%

8	Total delinquent loans	50	2.51%	60	3.03%	71	3.58%	84	4.17%	88	4.40%

	North Central(2)

9	Total number of loans	2,276		2,274		2,287		2,280		2,284

10	Delinquent three or more payments	13	0.59%	17	0.74%	22	0.95%	26	1.13%	26	1.14%
11	Foreclosures approved and in-process	17	0.73%	19	0.82%	22	0.96%	25	1.11%	27	1.18%

12	Total delinquent loans	30	1.32%	36	1.56%	44	1.91%	51	2.24%	53	2.32%

	Southwest(2)

13	Total number of loans	1,390		1,386		1,398		1,401		1,407

14	Delinquent three or more payments	6	0.44%	7	0.51%	9	0.62%	11	0.76%	11	0.76%
15	Foreclosures approved and in-process	5	0.37%	6	0.44%	7	0.50%	8	0.56%	9	0.63%

16	Total delinquent loans	11	0.81%	13	0.95%	16	1.12%	19	1.32%	20	1.39%

	West(2)

17	Total number of loans	2,258		2,271		2,302		2,307		2,329

18	Delinquent three or more payments	27	1.18%	34	1.50%	45	1.94%	56	2.45%	60	2.60%
19	Foreclosures approved and in-process	30	1.36%	40	1.75%	45	1.96%	47	2.06%	50	2.13%

20	Total delinquent loans	57	2.54%	74	3.25%	90	3.90%	103	4.51%	110	4.73%

	Total

21	Total number of loans	10,262		10,279		10,383		10,386		10,429

22	Delinquent three or more payments	83	0.81%	101	0.98%	129	1.24%	159	1.53%	166	1.59%
23	Foreclosures approved and in-process	96	0.94%	120	1.17%	139	1.34%	154	1.49%	166	1.59%

24	Total delinquent loans	179	1.75%	221	2.15%	268	2.58%	313	3.02%	332	3.18%

25	90-day or more delinquency to REO, transition rate(4)		24.8%		24.7%		20.0%		16.4%		16.9%

(1)	Includes single-family non-credit-enhanced mortgage loans in our single-family credit guarantee portfolio, but excluding certain Structured Transactions for which regional data is not available. Structured Transactions for which regional information is not available are included in the totals. In the first quarter of 2010, we revised our presentation of single-family delinquency rates to include Structured Transactions. Prior periods have been revised to conform to current period presentation
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts; however, these may not recalculate since the number of loans presented on this table have been rounded, in thousands.
(4)	Calculated based on all loans that have been reported as 90 days or more delinquent or in foreclosure in the preceding year, which have transitioned to REO. The rate excludes other dispositions that can result in a loss, such as short-sales and deed-in-lieu transactions. The decline in this transition rate during the last three quarters is attributed to our increase in loan modifications for delinquent borrowers.

FREDDIE MAC
REAL ESTATE OWNED (REO) ACTIVITY
TABLE 7
(unaudited)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010

	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	2,753	2,636	3,180	3,832	4,619
2	Adjustment to beginning balance(2)	—	—	—	—	109
3	Properties Acquired	1,123	1,827	2,103	2,476	2,644
4	Properties Disposed	(1,240)	(1,283)	(1,451)	(1,689)	(1,912)

5	Ending Property Inventory	2,636	3,180	3,832	4,619	5,460

	Southeast
6	Beginning Balance	5,172	5,689	6,496	7,660	8,749
7	Adjustment to beginning balance(2)	—	—	—	—	242
8	Properties Acquired	3,555	4,441	5,332	5,927	8,034
9	Properties Disposed	(3,038)	(3,634)	(4,168)	(4,838)	(5,262)

10	Ending Property Inventory	5,689	6,496	7,660	8,749	11,763

	North Central
11	Beginning Balance	9,251	8,527	10,901	12,915	13,648
12	Adjustment to beginning balance(2)	—	—	—	—	262
13	Properties Acquired	2,754	6,143	5,743	5,306	7,199
14	Properties Disposed	(3,478)	(3,769)	(3,729)	(4,573)	(4,897)

15	Ending Property Inventory	8,527	10,901	12,915	13,648	16,212

	Southwest
16	Beginning Balance	2,761	2,875	3,329	4,063	4,561
17	Adjustment to beginning balance(2)	—	—	—	—	48
18	Properties Acquired	1,659	2,094	2,540	2,649	3,090
19	Properties Disposed	(1,545)	(1,640)	(1,806)	(2,151)	(2,332)

20	Ending Property Inventory	2,875	3,329	4,063	4,561	5,367

	West
21	Beginning Balance	9,409	9,424	10,800	12,670	13,475
22	Adjustment to beginning balance(2)	—	—	—	—	679
23	Properties Acquired	4,898	7,493	8,657	8,392	8,449
24	Properties Disposed	(4,883)	(6,117)	(6,787)	(7,587)	(7,566)

25	Ending Property Inventory	9,424	10,800	12,670	13,475	15,037

	Total
26	Beginning Balance	29,346	29,151	34,706	41,140	45,052
27	Adjustment to beginning balance(2)	—	—	—	—	1,340
28	Properties Acquired	13,989	21,998	24,375	24,750	29,416
29	Properties Disposed	(14,184)	(16,443)	(17,941)	(20,838)	(21,969)

30	Ending Property Inventory	29,151	34,706	41,140	45,052	53,839

	REO Balance, Net (dollars in millions)

	Single-family property, by region(1):
31	Northeast	$337	$400	$495	$598	$688
32	Southeast	459	521	668	771	1,002
33	North Central	634	796	980	1,041	1,217
34	Southwest	261	307	392	449	520
35	West	1,217	1,357	1,654	1,802	1,984

36	Total single-family property	2,908	3,381	4,189	4,661	5,411
37	Total multifamily property	40	35	45	31	57

38	Total REO Balance, Net	$2,948	$3,416	$4,234	$4,692	$5,468

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(2)	Represents REO assets associated with previously non-consolidated trusts recognized upon the adoption of the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs, which we implemented on January 1, 2010.

FREDDIE MAC
SEGMENT EARNINGS — CONSOLIDATED(1)(2)
TABLE 8A
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Segment Earnings, net of taxes:
1	Investments	$518	$3,108	$958	$1,892	$(1,313)
2	Single-family Guarantee	(10,291)	(4,494)	(6,494)	(5,864)	(5,596)
3	Multifamily	8	(12)	(83)	(424)	221
4	All Other	(567)	106	(627)	(3,152)	—

5	Total Segment Earnings (loss), net of taxes	(10,332)	(1,292)	(6,246)	(7,548)	(6,688)

	Reconciliation to GAAP net income (loss):
6	Credit guarantee-related adjustments(3)	551	2,452	1,289	1,656	—
7	Tax-related adjustments	(194)	(858)	(451)	(580)	—

8	Total reconciling items, net of taxes	357	1,594	838	1,076	—

9	Total net income (loss) attributable to Freddie Mac	$(9,975)	$302	$(5,408)	$(6,472)	$(6,688)

	Net interest yield — Segment Earnings (annualized):
10	Investments segment	103 bp	129 bp	86 bp	114 bp	74 bp
11	Multifamily segment	56 bp	56 bp	63 bp	66 bp	65 bp
	Management and guarantee income — Segment Earnings (annualized):
12	Single-family Guarantee segment	19.1 bp	19.3 bp	18.1 bp	18.1 bp	18.1 bp
13	Multifamily segment	52.7 bp	53.0 bp	53.7 bp	53.8 bp	52.8 bp
	Credit losses — Segment Earnings:
14	Single-family Guarantee segment	28.9 bp	41.7 bp	46.2 bp	53.6 bp	62.3 bp
15	Multifamily segment	0.9 bp	4.3 bp	7.4 bp	4.6 bp	8.2 bp

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Under our revised method, the sum of Segment Earnings gain (loss) for each segment and All Other equals GAAP net income (loss) attributable to Freddie Mac for the first quarter of 2010 and subsequent periods.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These adjustments are recorded to periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
SEGMENT EARNINGS — INVESTMENTS SEGMENT(1)(2)
TABLE 8B
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Segment Earnings, net of taxes:
1	Net interest income	$1,999	$2,529	$1,574	$1,988	$1,311
	Non-interest income (loss):
2	Net impairments of available-for-sale securities	(6,414)	(1,958)	(1,004)	(494)	(376)
3	Derivative gains (losses)	1,164	3,522	(1,374)	1,383	(2,702)
4	Other non-interest income (loss)	2,452	(260)	2,168	322	(22)

5	Total non-interest income (loss)	(2,798)	1,304	(210)	1,211	(3,100)

	Non-interest expense:
6	Administrative expenses	(121)	(120)	(130)	(144)	(122)
7	Other non-interest expense	(7)	(8)	(11)	(7)	(7)

8	Total non-interest expense	(128)	(128)	(141)	(151)	(129)

9	Segment adjustments	—	—	—	—	510

10	Segment Earnings (loss) before income tax (expense) benefit	(927)	3,705	1,223	3,048	(1,408)
11	Income tax (expense) benefit	1,445	(597)	(265)	(1,155)	97
12	Less: net (income) loss — noncontrolling interest	—	—	—	(1)	(2)

13	Segment Earnings (loss), net of taxes	$518	$3,108	$958	$1,892	$(1,313)

14	Net interest yield — Segment Earnings (annualized)	103 bp	129 bp	86 bp	114 bp	74 bp

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Under our revised method, Segment Earnings gain (loss) for the Investment segment equals GAAP net income (loss) attributable to Freddie Mac for the Investments segment.

FREDDIE MAC
SEGMENT EARNINGS — SINGLE-FAMILY GUARANTEE SEGMENT(1)(2)
TABLE 8C
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Segment Earnings, net of taxes:
1	Net interest income	$54	$74	$86	$93	$59
2	Provision for credit losses	(8,963)	(5,626)	(7,922)	(6,591)	(6,041)
	Non-interest income:
3	Management and guarantee income	873	888	840	847	848
4	Other non-interest income	134	161	198	228	210

5	Total non-interest income	1,007	1,049	1,038	1,075	1,058

	Non-interest expense:
6	Administrative expenses	(201)	(211)	(246)	(257)	(219)
7	REO operations expense	(306)	(1)	98	(78)	(156)
8	Other non-interest expense	(2,033)	(1,228)	(566)	(1,061)	(89)

9	Total non-interest expense	(2,540)	(1,440)	(714)	(1,396)	(464)

10	Segment adjustments	—	—	—	—	(213)

11	Segment Earnings (loss) before income tax (expense) benefit	(10,442)	(5,943)	(7,512)	(6,819)	(5,601)
12	Income tax (expense) benefit	151	1,449	1,018	955	5

13	Segment Earnings (loss), net of taxes	(10,291)	(4,494)	(6,494)	(5,864)	(5,596)

	Reconciliation to GAAP net income (loss):
14	Credit guarantee-related adjustments(3)	546	2,455	1,280	1,660	—
15	Tax-related adjustments	(192)	(859)	(448)	(581)	—

16	Total reconciling items, net of taxes	354	1,596	832	1,079	—

17	Total net income (loss) attributable to Freddie Mac	$(9,937)	$(2,898)	$(5,662)	$(4,785)	$(5,596)

	Management and guarantee income — Segment Earnings:
18	Contractual management and guarantee fees (annualized rate)	14.4 bp	14.0 bp	13.6 bp	13.3 bp	13.3 bp
19	Amortization of credit fees (annualized rate)	4.7 bp	5.3 bp	4.5 bp	4.8 bp	4.8 bp

20	Total management and guarantee income (annualized rate) — Segment Earnings	19.1 bp	19.3 bp	18.1 bp	18.1 bp	18.1 bp

	Credit losses — Segment Earnings:
21	Annualized credit losses/average single-family credit guarantee portfolio	28.9 bp	41.7 bp	46.2 bp	53.6 bp	62.3 bp

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Under our revised method, Segment Earnings gain (loss) for the Single-family Guarantee segment equals GAAP net income (loss) attributable to Freddie Mac for the Single-family Guarantee segment for the first quarter of 2010 and subsequent periods.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These adjustments are recorded to periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
SEGMENT EARNINGS — MULTIFAMILY SEGMENT(1)(2)
TABLE 8D
(unaudited)
(dollars in millions)

Line:		1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010
	Segment Earnings, net of taxes:

1	Net interest income	$195	$198	$224	$239	$238
2	Provision for credit losses	—	(57)	(89)	(428)	(29)
	Non-interest income (loss):
3	Management and guarantee income	21	23	22	24	24
4	Security impairments	—	—	(54)	(83)	(55)
5	Derivative gains (losses)	(31)	—	—	4	5
6	Other non-interest income	(121)	(94)	(140)	(107)	108

7	Total non-interest income (loss)	(131)	(71)	(172)	(162)	82

	Non-interest expense:
8	Administrative expenses	(50)	(52)	(57)	(62)	(54)
9	REO operations expense	—	(8)	(2)	(10)	(3)
10	Other non-interest expense	(5)	(7)	(5)	(1)	(17)

11	Total non-interest expense	(55)	(67)	(64)	(73)	(74)

12	Segment adjustments	—	—	—	—	—

13	Segment Earnings (loss) before income tax benefit	9	3	(101)	(424)	217
14	LIHTC partnerships tax benefit	151	148	148	147	147
15	Income tax benefit (expense)	(152)	(164)	(131)	(147)	(146)
16	Less: Net (income) loss — noncontrolling interest	—	1	1	—	3

17	Segment Earnings, net of taxes	8	(12)	(83)	(424)	221

	Reconciliation to GAAP net income (loss):

18	Credit guarantee-related adjustments	5	(3)	9	(4)	—
19	Fair value-related adjustments(3)	—	—	(362)	(3,399)	—
20	Tax-related adjustments	(2)	1	123	1,191	—

21	Total reconciling items	3	(2)	(230)	(2,212)	—

22	Total net income (loss) attributable to Freddie Mac	$11	$(14)	$(313)	$(2,636)	$221

23	Net interest yield — Segment Earnings (annualized)	56 bp	56 bp	63 bp	66 bp	65 bp
	Management and guarantee income — Segment Earnings:

24	Average contractual rate (annualized)(4)	52.7 bp	53.0 bp	53.7 bp	53.8 bp	52.8 bp
	Credit losses — Segment Earnings:

25	Annualized credit losses/average multifamily mortgage portfolio	0.9 bp	4.3 bp	7.4 bp	4.6 bp	8.2 bp

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Under our revised method, Segment Earnings gain (loss) for the Multifamily segment equals GAAP net income (loss) attributable to Freddie Mac for the Multifamily segment for the first quarter of 2010 and subsequent periods.
(3)	We wrote down the carrying value of our LIHTC investments to zero in our GAAP financial statements at December 31, 2009, as we will not be able to realize any value either though reductions to our taxable income and related tax liabilities or through a sale to a third party.
(4)	There are no credit fees associated with our multifamily guarantees; however, this rate excludes prepayment and certain other fees.

FREDDIE MAC
SEGMENT EARNINGS — RECONCILIATION TO GAAP RESULTS(1)
1Q 2009
TABLE 9A
(unaudited)
(dollars in millions)

				Non-Interest Income				Non-Interest Expense			Income Tax Provision			Less: Net
			Provision	Management			Other					Income		(Income)	Net
		Net	for	and			Non-Interest		REO	Other	LIHTC	Tax	Net	Loss —	Income
		Interest	Credit	Guarantee	Security	Derivative	Income	Administrative	Operations	Non-Interest	Partnerships	(Expense)	Income	Noncontrolling	(Loss) —
Line:		Income	Losses	Income(2)	Impairments	Gains (Losses)	(Loss)	Expense	Expense	Expense	Tax Credit	Benefit	(Loss)	Interests	Freddie Mac

	Segment Earnings:

1	Investments	$1,999	$—	$—	$(6,414)	$1,164	$2,452	$(121)	$—	$(7)	$—	$1,445	$518	$—	$518
2	Single-family Guarantee	54	(8,963)	873	—	—	134	(201)	(306)	(2,033)	—	151	(10,291)	—	(10,291)
3	Multifamily	195	—	21	—	(31)	(121)	(50)	—	(5)	151	(152)	8	—	8
4	All Other	—	—	—	—	—	—	—	—	—	—	(567)	(567)	—	(567)

5	Total Segment Earnings (loss), net of taxes	2,248	(8,963)	894	(6,414)	1,133	2,465	(372)	(306)	(2,045)	151	877	(10,332)	—	(10,332)

	Reconciliation to Consolidated Statements of Operations:

6	Credit guarantee-related adjustments(3)	5	6	(218)	—	—	803	—	—	(45)	—	—	551	—	551
7	Reclassifications	1,606	42	104	(716)	(952)	(187)	—	—	—	—	103	—	—	—
8	Tax-related adjustments	—	—	—	—	—	—	—	—	—	—	(194)	(194)	—	(194)

9	Total reconciling items	1,611	48	(114)	(716)	(952)	616	—	—	(45)	—	(91)	357	—	357

10	Total per consolidated statements of operations	$3,859	$(8,915)	$780	$(7,130)	$181	$3,081	$(372)	$(306)	$(2,090)	$151	$786	$(9,975)	$—	$(9,975)

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Management and guarantee income total per consolidated statements of operations is included in other income on our GAAP consolidated statements of operations.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These adjustments are recorded to periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
SEGMENT EARNINGS — RECONCILIATION TO GAAP RESULTS(1)
2Q 2009
TABLE 9B
(unaudited)
(dollars in millions)

				Non-Interest Income				Non-Interest Expense			Income Tax Provision			Less: Net
			Provision	Management			Other					Income		(Income)	Net
		Net	for	and			Non-Interest		REO	Other	LIHTC	Tax	Net	Loss —	Income
		Interest	Credit	Guarantee	Security	Derivative	Income	Administrative	Operations	Non-Interest	Partnerships	(Expense)	Income	Noncontrolling	(Loss) —
Line:		Income	Losses	Income(2)	Impairments	Gains (Losses)	(Loss)	Expense	Expense	Expense	Tax Credit	Benefit	(Loss)	Interests	Freddie Mac

	Segment Earnings:

1	Investments	$2,529	$—	$—	$(1,958)	$3,522	$(260)	$(120)	$—	$(8)	$—	$(597)	$3,108	$—	$3,108
2	Single-family Guarantee	74	(5,626)	888	—	—	161	(211)	(1)	(1,228)	—	1,449	(4,494)	—	(4,494)
3	Multifamily	198	(57)	23	—	—	(94)	(52)	(8)	(7)	148	(164)	(13)	1	(12)
4	All Other	—	—	—	—	—	—	—	—	—	—	106	106	—	106

5	Total Segment Earnings (loss), net of taxes	2,801	(5,683)	911	(1,958)	3,522	(193)	(383)	(9)	(1,243)	148	794	(1,293)	1	(1,292)

	Reconciliation to Consolidated Statements of Operations:

6	Credit guarantee-related adjustments(3)	6	(1)	(312)	—	—	2,812	—	—	(53)	—	—	2,452	—	2,452
7	Reclassifications	1,448	19	111	(255)	(1,161)	(262)	—	—	—	—	100	—	—	—
8	Tax-related adjustments	—	—	—	—	—	—	—	—	—	—	(858)	(858)	—	(858)

9	Total reconciling items	1,454	18	(201)	(255)	(1,161)	2,550	—	—	(53)	—	(758)	1,594	—	1,594

10	Total per consolidated statement of operations	$4,255	$(5,665)	$710	$(2,213)	$2,361	$2,357	$(383)	$(9)	$(1,296)	$148	$36	$301	$1	$302

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Management and guarantee income total per consolidated statements of operations is included in other income on our GAAP consolidated statements of operations.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These adjustments are recorded to periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
SEGMENT EARNINGS — RECONCILIATION TO GAAP RESULTS(1)
3Q 2009
TABLE 9C
(unaudited)
(dollars in millions)

				Non-Interest Income				Non-Interest Expense			Income Tax Provision			Less: Net
			Provision	Management			Other					Income		(Income)	Net
		Net	for	and			Non-Interest		REO	Other	LIHTC	Tax	Net	Loss —	Income
		Interest	Credit	Guarantee	Security	Derivative	Income	Administrative	Operations	Non-Interest	Partnerships	(Expense)	Income	Noncontrolling	(Loss) —
Line:		Income	Losses	Income(2)	Impairments	Gains (Losses)	(Loss)	Expense	Expense	Expense	Tax Credit	Benefit	(Loss)	Interests	Freddie Mac

	Segment Earnings:

1	Investments	$1,574	$—	$—	$(1,004)	$(1,374)	$2,168	$(130)	$—	$(11)	$—	$(265)	$958	$—	$958
2	Single-family Guarantee	86	(7,922)	840	—	—	198	(246)	98	(566)	—	1,018	(6,494)	—	(6,494)
3	Multifamily	224	(89)	22	(54)	—	(140)	(57)	(2)	(5)	148	(131)	(84)	1	(83)
4	All Other	—	—	—	—	—	(362)	—	—	—	—	(265)	(627)	—	(627)

5	Total Segment Earnings (loss), net of taxes	1,884	(8,011)	862	(1,058)	(1,374)	1,864	(433)	96	(582)	148	357	(6,247)	1	(6,246)

	Reconciliation to Consolidated Statements of Operations:

6	Credit guarantee-related adjustments(3)	6	1	(175)	—	—	1,503	—	—	(46)	—	—	1,289	—	1,289
7	Reclassifications	2,572	37	113	(129)	(2,401)	(287)	—	—	—	—	95	—	—	—
8	Tax-related adjustments	—	—	—	—	—	—	—	—	—	—	(451)	(451)	—	(451)

9	Total reconciling items	2,578	38	(62)	(129)	(2,401)	1,216	—	—	(46)	—	(356)	838	—	838

10	Total per consolidated statement of operations	$4,462	$(7,973)	$800	$(1,187)	$(3,775)	$3,080	$(433)	$96	$(628)	$148	$1	$(5,409)	$1	$(5,408)

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Management and guarantee income total per consolidated statements of operations is included in other income on our GAAP consolidated statements of operations.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These adjustments are recorded to periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
SEGMENT EARNINGS — RECONCILIATION TO GAAP RESULTS(1)
4Q 2009
TABLE 9D
(unaudited)
(dollars in millions)

				Non-Interest Income				Non-Interest Expense			Income Tax Provision			Less: Net
			Provision	Management			Other					Income		(Income)	Net
		Net	for	and			Non-Interest		REO	Other	LIHTC	Tax	Net	Loss —	Income
		Interest	Credit	Guarantee	Security	Derivative	Income	Administrative	Operations	Non-Interest	Partnerships	(Expense)	Income	Noncontrolling	(Loss) —
Line:		Income	Losses	Income(2)	Impairments	Gains (Losses)	(Loss)	Expense	Expense	Expense	Tax Credit	Benefit	(Loss)	Interests	Freddie Mac

	Segment Earnings:

1	Investments	$1,988	$—	$—	$(494)	$1,383	$322	$(144)	$—	$(7)	$—	$(1,155)	$1,893	$(1)	$1,892
2	Single-family Guarantee	93	(6,591)	847	—	—	228	(257)	(78)	(1,061)	—	955	(5,864)	—	(5,864)
3	Multifamily	239	(428)	24	(83)	4	(107)	(62)	(10)	(1)	147	(147)	(424)	—	(424)
4	All Other	—	—	—	—	—	(3,291)	—	—	(109)	—	248	(3,152)	—	(3,152)

5	Total Segment Earnings (loss), net of taxes	2,320	(7,019)	871	(577)	1,387	(2,848)	(463)	(88)	(1,178)	147	(99)	(7,547)	(1)	(7,548)

	Reconciliation to Consolidated Statements of Operations:

6	Credit guarantee-related adjustments(3)	4	—	(240)	—	—	1,937	—	—	(45)	—	—	1,656	—	1,656
7	Reclassifications	2,173	42	112	(90)	(2,054)	(275)	—	—	—	—	92	—	—	—
8	Tax-related adjustments	—	—	—	—	—	—	—	—	—	—	(580)	(580)	—	(580)

9	Total reconciling items	2,177	42	(128)	(90)	(2,054)	1,662	—	—	(45)	—	(488)	1,076	—	1,076

10	Total per consolidated statements of operations	$4,497	$(6,977)	$743	$(667)	$(667)	$(1,186)	$(463)	$(88)	$(1,223)	$147	$(587)	$(6,471)	$(1)	$(6,472)

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Management and guarantee income total per consolidated statements of operations is included in other income on our GAAP consolidated statements of operations.
(3)	Consists primarily of amortization and valuation adjustments related to the guarantee asset and guarantee obligation which are excluded from Segment Earnings and cash compensation exchanged at the time of securitization, excluding buy-up and buy-down fees, which is amortized into earnings. These adjustments are recorded to periods prior to 2010 as the amendment to the accounting standards for transfers of financial assets and consolidation of VIEs was applied prospectively on January 1, 2010.

FREDDIE MAC
SEGMENT EARNINGS — RECONCILIATION TO GAAP RESULTS(1)
1Q 2010
TABLE 9E
(unaudited)
(dollars in millions)

				Non-Interest Income				Non-Interest Expense				Income Tax Provision			Less: Net
			Provision	Management			Other						Income		(Income)	Net
		Net	for	and			Non-Interest		REO	Other		LIHTC	Tax	Net	Loss —	Income
		Interest	Credit	Guarantee	Security	Derivative	Income	Administrative	Operations	Non-Interest	Segment	Partnerships	(Expense)	Income	Noncontrolling	(Loss) —
Line:		Income	Losses	Income(2)	Impairments	Gains (Losses)	(Loss)	Expense	Expense	Expense	Adjustments	Tax Credit	Benefit	(Loss)	Interests	Freddie Mac

	Segment Earnings:

1	Investments	$1,311	$—	$—	$(376)	$(2,702)	$(22)	$(122)	$—	$(7)	$510	$—	$97	$(1,311)	$(2)	$(1,313)
2	Single-family Guarantee	59	(6,041)	848	—	—	210	(219)	(156)	(89)	(213)	—	5	(5,596)	—	(5,596)
3	Multifamily	238	(29)	24	(55)	5	108	(54)	(3)	(17)	—	147	(146)	218	3	221

4	Total Segment Earnings (loss), net of taxes	1,608	(6,070)	872	(431)	(2,697)	296	(395)	(159)	(113)	297	147	(44)	(6,689)	1	(6,688)

	Reconciliation to Consolidated Statements of Operations:

5	Reclassifications	2,007	674	(624)	(79)	(1,988)	10	—	—	—	—	—	—	—	—	—
6	Segment adjustments	510	—	(213)	—	—	—	—	—	—	(297)	—	—	—	—	—

7	Total reconciling items	2,517	674	(837)	(79)	(1,988)	10	—	—	—	(297)	—	—	—	—	—

8	Total per consolidated statements of operations	$4,125	$(5,396)	$35	$(510)	$(4,685)	$306	$(395)	$(159)	$(113)	$—	$147	$(44)	$(6,689)	$1	$(6,688)

(1)	See “NOTE 16: SEGMENT REPORTING” in our Form 10-Q dated May 5, 2010 for more information regarding Segment Earnings.
(2)	Management and guarantee income total per consolidated statements of operations is included in other income on our GAAP consolidated statements of operations.